   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 1996


          REGISTRATION NOS. 333-17457, 333-17457-01, 333-17457-02, 333-17457-03,
                                                                    333-17457-04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

              FIRST TENNESSEE NATIONAL CORPORATION                                 FIRST TENNESSEE CAPITAL I
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)                        FIRST TENNESSEE CAPITAL II
                           TENNESSEE                                              FIRST TENNESSEE CAPITAL III
 (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)                    FIRST TENNESSEE CAPITAL IV
                           62-0803242                               (EXACT NAME OF EACH REGISTRANT AS SPECIFIED IN ITS TRUST
              (I.R.S. EMPLOYER IDENTIFICATION NO.)                                         AGREEMENT)
          165 MADISON AVENUE, MEMPHIS, TENNESSEE 38103                                      DELAWARE
                         (901) 523-4444                                  (STATE OR OTHER JURISDICTION OF INCORPORATION
 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING                OR ORGANIZATION OF EACH REGISTRANT)
                            AREA CODE,                                                     62-6314154
          OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)                                     62-6314155
                                                                                           62-6314156
                                                                                           62-6314157
                                                                              (I.R.S. EMPLOYER IDENTIFICATION NO.)
                                                                            C/O FIRST TENNESSEE NATIONAL CORPORATION
                                                                          165 MADISON AVENUE, MEMPHIS, TENNESSEE 38103
                                                                                         (901) 523-4444
                                                                 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                                                                                           AREA CODE,
                                                                       OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------
                             HARRY A. JOHNSON, III
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                      FIRST TENNESSEE NATIONAL CORPORATION
                  165 MADISON AVENUE, MEMPHIS, TENNESSEE 38103
                                 (901) 523-4444
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                    OF AGENT FOR SERVICE OF EACH REGISTRANT)
                                WITH COPIES TO:

                      PATRICIA A. CERUZZI                                                 LEE MEYERSON
                      SULLIVAN & CROMWELL                                          SIMPSON THACHER & BARTLETT
           125 BROAD STREET, NEW YORK, NEW YORK 10004                    425 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017
                         (212) 558-4000                                                  (212) 455-2000

                            ------------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after the Registration Statement becomes effective.
                            ------------------------
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                             PROPOSED            PROPOSED
               TITLE OF EACH CLASS OF                   AMOUNT TO BE     MAXIMUM OFFERING    MAXIMUM AGGREGATE      AMOUNT OF
             SECURITIES TO BE REGISTERED                 REGISTERED      PRICE PER UNIT(1)   OFFERING PRICE(1)   REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
Junior Subordinated Deferrable Interest Debentures of
  First Tennessee National Corporation(2)............     12,000,000            $25            $300,000,000         $90,910(6)
----------------------------------------------------------------------------------------------------------------------------------
Preferred Securities of First Tennessee Capital I,
  First Tennessee Capital II, First Tennessee Capital
  III, First Tennessee Capital IV....................    $300,000,000           $25            $300,000,000             NA
----------------------------------------------------------------------------------------------------------------------------------
First Tennessee National Corporation Guarantee with
  respect to Preferred Securities(3)(4)..............         NA                NA                  NA                  NA
----------------------------------------------------------------------------------------------------------------------------------
Total................................................   $300,000,000(5)        100%           $300,000,000(5)       $90,910(6)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee.
(2) The Junior Subordinated Deferrable Interest Debentures will be purchased by First Tennessee Capital I, First Tennessee Capital II, First Tennessee Capital III and First Tennessee Capital IV with the proceeds of the sale of the Preferred Securities.
(3) No separate consideration will be received for the First Tennessee National Corporation Guarantee.
(4) This Registration Statement is deemed to cover the Junior Subordinated Deferrable Interest Debentures of First Tennessee National Corporation, the rights of holders of Junior Subordinated Deferrable Interest Debentures of First Tennessee National Corporation under the Indenture, the rights of holders of Preferred Securities of First Tennessee Capital I, First Tennessee Capital II, First Tennessee Capital III, and First Tennessee Capital IV under each Trust Agreement, the rights of holders of the Preferred Securities under the Guarantees, which, taken together, fully, irrevocably and unconditionally guarantee all of the respective obligations of First Tennessee Capital I, First Tennessee Capital II, First Tennessee Capital III and First Tennessee Capital IV under the Preferred Securities.
(5) Such amount represents the principal amount of Junior Subordinated Deferrable Interest Debentures issued at their principal amount and the issue price rather than the principal amount of Junior Subordinated Deferrable Interest Debentures issued at an original issue discount. Such amount also represents the initial public offering price of the First Tennessee Capital I, First Tennessee Capital II, First Tennessee Capital III and First Tennessee Capital IV Preferred Securities.

(6) This amount has previously been paid.

                            ------------------------
    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


    Registration fee under the Securities Act of 1933, as amended............  $ 90,910
    Blue Sky fees and expenses (including counsel fees)......................    30,000
    Fees of rating agencies..................................................   200,000
    Trustees' fees and expenses..............................................    20,000
    Printing and engraving...................................................    20,000
    Accounting services......................................................    30,000
    Legal fees of Registrant's counsel.......................................   200,000
    Miscellaneous............................................................     9,090
                                                                               ----------
              Total..........................................................  $600,000
                                                                               ==========


---------------
* To be filed by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Tennessee Code Annotated, Sections 48-18-501 through 48-18-509 authorizes a corporation to provide for the indemnification of officers, directors, employees and agents in terms sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. The Corporation has adopted the provisions of the Tennessee statute pursuant to Article XXVIII of its Bylaws. Also, the Corporation has a Directors' and Officers' Liability Insurance Policy which provides coverage sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1931, as amended.

     Tennessee Code Annotated Section 48-12-102 permits the inclusion in the charter of a Tennessee corporation of a provision, with certain exceptions, eliminating the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of care. The Corporation has adopted the provisions of the statute in Article 13 of its charter.

     The shareholders of the Corporation have approved an amendment to Article XXVIII of the Bylaws pursuant to which the Corporation is required to indemnify each director and any officers designated by the Corporation's Board of Directors, and advance expenses, to the maximum extent not prohibited by law. In accordance with the foregoing, the Board is authorized to enter into individual indemnity agreements with the directors and such officers. Such indemnity agreements have been approved for all of the directors and certain officers.

     Reference is also made to the Underwriting Agreement filed as an Exhibit hereto, for provisions regarding indemnification of the registrant's officers and directors against certain liabilities.

     Under the Trust Agreement, the Corporation will agree to indemnify each of the Trustees of the Issuer or any predecessor Trustee for the Issuer, and to hold the Trustee harmless against, any loss, damage, claims, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust Agreements, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Trust Agreements.

ITEM 16.  EXHIBITS.


  EXHIBIT
  -------
    1       Form of Underwriting Agreement.
    4.1     Restated Charter of the Corporation, as amended (incorporated by reference to
            Exhibit 3(i) to the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).
    4.2     By-laws, as amended, of the Corporation (incorporated by reference to Exhibit 3(ii)
            of the Corporation's Quarterly Report on Form 10-Q, for the quarter ended June 30,
            1996).
    4.3     Form of Junior Subordinated Indenture, to be dated as of              , 1996,
            between the Corporation and The Bank of New York, as Debenture Trustee.*
    4.4     Certificate of Trust of First Tennessee Capital I.*
    4.5     Trust Agreement of First Tennessee Capital I.*
    4.6     Certificate of Trust of First Tennessee Capital II.*
    4.7     Trust Agreement of First Tennessee Capital II.*
    4.8     Certificate of Trust of First Tennessee Capital III.*
    4.9     Trust Agreement of First Tennessee Capital III.*
    4.10    Certificate of Trust of First Tennessee Capital IV.*
    4.11    Trust Agreement of First Tennessee Capital IV.*
    4.12    Form of Amended and Restated Trust Agreement of First Tennessee Capital I.*
    4.13    Form of Amended and Restated Trust Agreement of First Tennessee Capital II.*
    4.14    Form of Amended and Restated Trust Agreement of First Tennessee Capital III.*
    4.15    Form of Amended and Restated Trust Agreement of First Tennessee Capital IV.*
    4.16    Form of Junior Subordinated Debenture Certificate (included in Exhibit 4.3).*
    4.17    Form of Preferred Security Certificate for First Tennessee Capital I (included as
            Exhibit D of Exhibit 4.12).*
    4.18    Form of Preferred Security Certificate for First Tennessee Capital II (included as
            Exhibit D of Exhibit 4.13).*
    4.19    Form of Preferred Security Certificate for First Tennessee Capital III (included as
            Exhibit D of Exhibit 4.14).*
    4.20    Form of Preferred Security Certificate for First Tennessee Capital IV (included as
            Exhibit D of Exhibit 4.15).*
    4.21    Form of Guarantee Agreement for First Tennessee Capital I.*
    4.22    Form of Guarantee Agreement for First Tennessee Capital II.*
    4.23    Form of Guarantee Agreement for First Tennessee Capital III.*
    4.24    Form of Guarantee Agreement for First Tennessee Capital IV.*
    5.1     Opinion of Counsel as to legality of the Junior Subordinated Debentures and the
            Guarantees to be issued by the Corporation.
    5.2     Opinion of Special Counsel as to legality of the Junior Subordinated Debentures and the Guarantees to be issued by the Corporation.
    5.3     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital I.
    5.4     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital II.
    5.5     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital III.

  EXHIBIT
  -------
    5.6     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital IV.
    8       Opinion of counsel as to certain federal income tax matters.
   12       Statement Regarding Computation of Consolidated Ratios of Earnings to Fixed Charges
            and Combined Fixed Charges and Preferred Stock Dividend Requirements.*
   23.1     Consent of Arthur Andersen LLP.
   23.2     Consent of Counsel to the Corporation. (included in Exhibit 5.1).
   23.3     Consent of Special Counsel to the Corporation (included in Exhibit 5.2).
   23.4     Consent of Special Delaware Counsel (included in Exhibit 5.3).
   23.5     Consent of Special Delaware Counsel (included in Exhibit 5.4).
   23.6     Consent of Special Delaware Counsel (included in Exhibit 5.5).
   23.7     Consent of Special Delaware Counsel (included in Exhibit 5.6).
   23.8     Consent of tax counsel (included in Exhibit 8).
   24       Powers of Attorney.*
   25.1     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Junior Subordinated Indenture.*
   25.2     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital I.*
   25.3     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital II.*
   25.4     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital III.*
   25.5     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital IV.*
   25.6     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital I.*
   25.7     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital II.*
   25.8     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital III.*
   25.9     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital IV.*


---------------

 * Previously filed.



ITEM 17.  UNDERTAKINGS.


     Each of the undersigned Registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of a Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the provisions described under Item 15 above, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by each Registrant of expenses incurred or paid by a director, officer or controlling person of each Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each Registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each of the undersigned Registrants hereby also undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by a Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) to provide to the underwriter at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

     (5) That, for the purposes of determining any liability under the Securities Act of 1933:

          (i) The information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (ii) Each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Memphis, State of Tennessee, on the 17th day of December, 1996.


                                          FIRST TENNESSEE NATIONAL CORPORATION

                                          By: ELBERT L. THOMAS, JR.

                                             -----------------------------------
                                             Name: Elbert L. Thomas, Jr.
                                              Title: Executive Vice President
                                             and
                                                Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           SIGNATURE                            CAPACITY                       DATE
-------------------------------    -----------------------------------  -------------------
                  *                Chairman of the Board, President       December 17, 1996
-------------------------------      and Chief Executive Officer
          Ralph Horn                 (principal executive officer) and
                                     a Director
                  *                Executive Vice President and Chief     December 17, 1996
-------------------------------      Financial Officer (principal
     Elbert L. Thomas, Jr.           financial officer)
                  *                Senior Vice President and              December 17, 1996
-------------------------------      Controller (principal accounting
         James F. Keen               officer)
                                   Director                               December   , 1996
-------------------------------
      Robert C. Blattberg
                  *                Director                               December 17, 1996
-------------------------------
        Carlos H. Cantu
                  *                Director                               December 17, 1996
-------------------------------
        George E. Cates
                                   Director                               December   , 1996
-------------------------------
       J. Kenneth Glass
                                   Director                               December   , 1996
-------------------------------
     James A. Haslam, III
                                   Director                               December   , 1996
-------------------------------
      John C. Kelley, Jr.
                  *                Director                               December 17, 1996
-------------------------------
        R. Brad Martin

           SIGNATURE                            CAPACITY                       DATE
-------------------------------    -----------------------------------  -------------------
                  *                Director                               December 17, 1996
-------------------------------
      Joseph Orgill, III
                  *                Director                               December 17, 1996
-------------------------------
        Vicki G. Roman
                  *                Director                               December 17, 1996
-------------------------------
        Michael D. Rose
                  *                Director                               December 17, 1996
-------------------------------
       William B. Sansom
                  *                Director                               December 17, 1996
-------------------------------
     Gordon P. Street, Jr.


*By:       CLYDE A. BILLINGS, JR.
          Clyde A. Billings, Jr.
             Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, First Tennessee Capital I certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Memphis, and State of Tennessee on the 17th day of December, 1996.


                                          FIRST TENNESSEE CAPITAL I

                                          By: First Tennessee National
                                              Corporation, as Depositor

                                          By: TERESA A. FEHRMAN

                                            ------------------------------------
                                            Teresa A. Fehrman


     Pursuant to the requirements of the Securities Act of 1933, First Tennessee Capital II certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Memphis, and State of Tennessee on the 17th day of December, 1996.


                                          FIRST TENNESSEE CAPITAL II

                                          By: First Tennessee National
                                              Corporation, as Depositor

                                          By: TERESA A. FEHRMAN

                                            ------------------------------------
                                            TERESA A. FEHRMAN


     Pursuant to the requirements of the Securities Act of 1933, First Tennessee Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Memphis, and State of Tennessee on the 17th day of December, 1996.


                                          FIRST TENNESSEE CAPITAL III

                                          By: First Tennessee National
                                              Corporation, as Depositor

                                          By: TERESA A. FEHRMAN

                                            ------------------------------------
                                            TERESA A. FEHRMAN

     Pursuant to the requirements of the Securities Act of 1933, First Tennessee Capital IV certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Memphis, and State of Tennessee on the 17th day of December, 1996.


                                          FIRST TENNESSEE CAPITAL IV

                                          By: First Tennessee National
                                              Corporation, as Depositor

                                          By: TERESA A. FEHRMAN

                                            ------------------------------------
                                            TERESA A. FEHRMAN

                                 EXHIBIT INDEX


  EXHIBIT
  -------
    1       Form of Underwriting Agreement.
    4.1     Restated Charter of the Corporation, as amended (incorporated by reference to
            Exhibit 3(i) to the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).
    4.2     By-laws, as amended, of the Corporation (incorporated by reference to Exhibit 3(ii)
            of the Corporation's Quarterly Report on Form 10-Q, for the quarter ended June 30,
            1996).
    4.3     Form of Junior Subordinated Indenture, to be dated as of              , 1996,
            between the Corporation and The Bank of New York, as Debenture Trustee.*
    4.4     Certificate of Trust of First Tennessee Capital I.*
    4.5     Trust Agreement of First Tennessee Capital I.*
    4.6     Certificate of Trust of First Tennessee Capital II.*
    4.7     Trust Agreement of First Tennessee Capital II.*
    4.8     Certificate of Trust of First Tennessee Capital III.*
    4.9     Trust Agreement of First Tennessee Capital III.*
    4.10    Certificate of Trust of First Tennessee Capital IV.*
    4.11    Trust Agreement of First Tennessee Capital IV.*
    4.12    Form of Amended and Restated Trust Agreement of First Tennessee Capital I.*
    4.13    Form of Amended and Restated Trust Agreement of First Tennessee Capital II.*
    4.14    Form of Amended and Restated Trust Agreement of First Tennessee Capital III.*
    4.15    Form of Amended and Restated Trust Agreement of First Tennessee Capital IV.*
    4.16    Form of Junior Subordinated Debenture Certificate (included in Exhibit 4.3).*
    4.17    Form of Preferred Security Certificate for First Tennessee Capital I (included as
            Exhibit D of Exhibit 4.12).*
    4.18    Form of Preferred Security Certificate for First Tennessee Capital II (included as
            Exhibit D of Exhibit 4.13).*
    4.19    Form of Preferred Security Certificate for First Tennessee Capital III (included as
            Exhibit D of Exhibit 4.14).*
    4.20    Form of Preferred Security Certificate for First Tennessee Capital IV (included as
            Exhibit D of Exhibit 4.15).*
    4.21    Form of Guarantee Agreement for First Tennessee Capital I.*
    4.22    Form of Guarantee Agreement for First Tennessee Capital II.*
    4.23    Form of Guarantee Agreement for First Tennessee Capital III.*
    4.24    Form of Guarantee Agreement for First Tennessee Capital IV.*
    5.1     Opinion of counsel as to legality of the Junior Subordinated Debentures and the
            Guarantees to be issued by the Corporation.
    5.2     Opinion of Special Counsel as to legality of the Junior Subordinated Debentures and the Guarantees to be issued by the Corporation.
    5.3     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital I.
    5.4     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital II.

  EXHIBIT
  -------
    5.5     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital III.
    5.6     Opinion of Special Delaware Counsel as to legality of the Preferred Securities to be issued by First Tennessee Capital IV.
    8       Opinion of counsel as to certain federal income tax matters.
   12       Statement Regarding Computation of Consolidated Ratios of Earnings to Fixed Charges
            and Combined Fixed Charges and Preferred Stock Dividend Requirements.*
   23.1     Consent of Arthur Andersen LLP.
   23.2     Consent of Counsel to the Corporation. (included in Exhibit 5.1).
   23.3     Consent of Special Counsel to the Corporation (included in Exhibit 5.2).
   23.4     Consent of Special Delaware Counsel (included in Exhibit 5.3).
   23.5     Consent of Special Delaware Counsel (included in Exhibit 5.4).
   23.6     Consent of Special Delaware Counsel (included in Exhibit 5.5).
   23.7     Consent of Special Delaware Counsel (included in Exhibit 5.6).
   23.8     Consent of tax counsel (included in Exhibit 8).
   24       Powers of Attorney.*
   25.1     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Junior Subordinated Indenture.*
   25.2     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital I.*
   25.3     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital II.*
   25.4     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital III.*
   25.5     Form T-1 Statement of Eligibility of The Bank of New York to act as trustee under the Amended and Restated Trust Agreement of First Tennessee Capital IV.*
   25.6     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital I.*
   25.7     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital II.*
   25.8     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital III.*
   25.9     Form T-1 Statement of Eligibility of The Bank of New York under the Guarantee for the benefit of the holders of Preferred Securities of First Tennessee Capital IV.*
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 * Previously filed.